UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2019 through August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

Undiscovered Managers Funds

August 31, 2019 (Unaudited)

JPMorgan Realty Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	1

JPMorgan Realty Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 20191 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	12.51%
MSCI U.S. REIT Index	9.57%

Net Assets as of 8/31/2019 (In Thousands)	$2,226,741

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE MARKET PERFORM?

The real estate sector equity largely provided positive returns and outperformed the broader U.S. equity market during the reporting period. Real estate investment trusts (“REITs”) benefitted from falling interest rates in 2019 as well as from investors seeking higher yielding assets. For the six months ended August 31, 2019, the S&P 500 Index returned 6.15% and the MSCI U.S. REIT Index returned 9.57%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class L Shares outperformed the MSCI U.S. REIT Index (the “Benchmark”). The Fund’s security selection and underweight position in the retail sector and its security selection and overweight position in the housing sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the office sector and its underweight position in the health care sector were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included its underweight positions in Simon Property Group Inc. and Iron Mountain Inc. and its overweight position in Equity Lifestyle Properties Inc. Shares of Simon Property Group, a shopping mall REIT, fell amid general weakness in the shopping mall sector. Shares of Iron Mountain, an information storage and management REIT, fell after the company reported lower-than-expected revenue for the second quarter of 2019 amid a general decline in recycled paper prices. Shares of

Equity Lifestyle Properties, a REIT operator of mobile home and recreational vehicle parks, rose amid declining interest rates during the reporting period.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Welltower Inc. and Alexandria Real Estate Equities Inc., and its overweight position in Healthcare Trust of America Inc. Shares of Welltower, a senior housing and medical offices REIT, rose amid the positive outlook for demand in senior housing. Shares of Alexandria Real Estate Equities, an urban office REIT not held by the Fund, rose amid a decline in interest rates during the reporting period. Shares of Healthcare Trust of America, a medical office REIT, fell following several quarters of lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model. During the reporting period, the portfolio managers sold hotels sector and office sector stocks to fund investments in the net lease and retails sectors. The managers sought companies that they believed would benefit from economic recovery and low interest rates, especially residential and data center sector companies.

[1]	Effective February 28, 2019, the Fund changed its fiscal year end from August 31st to the last day of February.
*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

2	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Prologis, Inc.	6.8%
2.	Equinix, Inc.	6.4
3.	Public Storage	5.6
4.	Equity Residential	5.6
5.	Ventas, Inc.	5.0
6.	HCP, Inc.	4.6
7.	Mid-America Apartment Communities, Inc.	4.5
8.	Essex Property Trust, Inc.	4.3
9.	Equity LifeStyle Properties, Inc.	3.9
10.	WP Carey, Inc.	3.4

PORTFOLIO COMPOSITION BY SECTOR*
Apartments	28.4%
Industrial	21.2
Health Care	11.7
Office	11.2
Storage	8.8
Diversified	7.3
Shopping Centers	4.7
Hotels	4.0
Software	1.5
Short-Term Investments	1.2

*	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	3

JPMorgan Realty Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge**		6.40%	8.38%	5.94%	11.92%
Without Sales Charge		12.32	14.37	7.09	12.52
CLASS C SHARES	June 4, 2004
With CDSC***		11.06	12.79	6.55	11.97
Without CDSC		12.06	13.79	6.55	11.97
CLASS I SHARES	March 1, 2017	12.45	14.67	7.46	12.96
CLASS L SHARES	January 1, 1998	12.51	14.86	7.52	12.99
CLASS R5 SHARES	May 15, 2006	12.63	14.91	7.58	13.04
CLASS R6 SHARES	November 2, 2015	12.63	15.02	7.62	13.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares. Returns for Class I Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns for Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable.

The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. The Lipper Real Estate Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Apartments — 28.4%

American Homes 4 Rent, Class A, REIT	913	23,367

AvalonBay Communities, Inc., REIT	141	29,954

DR Horton, Inc.	195	9,627

Equity LifeStyle Properties, Inc., REIT	640	86,232

Equity Residential, REIT	1,460	123,748

Essex Property Trust, Inc., REIT	299	96,101

Invitation Homes, Inc., REIT	2,254	64,816

Mid-America Apartment Communities, Inc., REIT	786	99,545

National Retail Properties, Inc., REIT	1,170	65,709

Realty Income Corp., REIT	465	34,297

		633,396

Diversified — 7.3%

Cousins Properties, Inc., REIT	1,120	38,878

VICI Properties, Inc., REIT	2,117	46,902

WP Carey, Inc., REIT	850	76,367

		162,147

Health Care — 11.7%

HCP, Inc., REIT	2,965	102,910

Healthcare Trust of America, Inc., Class A, REIT	994	28,179

Ventas, Inc., REIT	1,530	112,289

Welltower, Inc., REIT	201	17,981

		261,359

Hotels — 4.0%

Host Hotels & Resorts, Inc., REIT	3,231	51,820

MGM Growth Properties LLC, Class A, REIT	876	27,031

Park Hotels & Resorts, Inc., REIT	422	9,933

		88,784

Industrial — 21.2%

CoreSite Realty Corp., REIT	145	16,790

Digital Realty Trust, Inc., REIT	467	57,788

Equinix, Inc., REIT	255	142,031

Liberty Property Trust, REIT	1,015	52,914

Prologis, Inc., REIT	1,814	151,722

Terreno Realty Corp., REIT	1,015	51,333

		472,578

Office — 11.2%

Boston Properties, Inc., REIT	41	5,258

Brandywine Realty Trust, REIT	541	7,768

Douglas Emmett, Inc., REIT	1,363	57,527

Empire State Realty Trust, Inc., Class A, REIT	588	8,264

Highwoods Properties, Inc., REIT	448	19,356

Hudson Pacific Properties, Inc., REIT	993	33,778

INVESTMENTS	SHARES (000)	VALUE ($000)

Office — continued

JBG SMITH Properties, REIT	1,342	51,360

SL Green Realty Corp., REIT	239	19,144

VEREIT, Inc., REIT	4,702	45,849

		248,304

Shopping Centers — 4.7%

Brixmor Property Group, Inc., REIT	1,172	21,596

Federal Realty Investment Trust, REIT	208	26,890

Urban Edge Properties, REIT	480	8,410

Weingarten Realty Investors, REIT	1,818	48,156

		105,052

Software — 1.5%

InterXion Holding NV (Netherlands) *	408	33,030

Storage — 8.9%

Americold Realty Trust, REIT	249	9,065

Iron Mountain, Inc., REIT	543	17,303

Public Storage, REIT	469	124,081

Rexford Industrial Realty, Inc., REIT	1,055	46,602

		197,051

Total Common Stocks (Cost $1,694,206)		2,201,701

Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a) (b) (Cost $26,482)	26,472	26,482

Total Investments — 100.1% (Cost $1,720,688)		2,228,183
Liabilities in Excess of Other Assets — (0.1)%		(1,442)

NET ASSETS — 100.0%		2,226,741

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

JPMorgan Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$2,201,701
Investments in affiliates, at value	26,482
Cash	59
Receivables:
Investment securities sold	5,019
Fund shares sold	152
Dividends from non-affiliates	996
Dividends from affiliates	2

Total Assets	2,234,411

LIABILITIES:
Payables:
Investment securities purchased	5,318
Fund shares redeemed	840
Accrued liabilities:
Investment advisory fees	1,162
Administration fees	135
Distribution fees	34
Service fees	43
Custodian and accounting fees	22
Trustees’ and Chief Compliance Officer’s fees	1
Other	115

Total Liabilities	7,670

Net Assets	$2,226,741

SEE NOTES TO FINANCIAL STATEMENTS.

6	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

JPMorgan Realty Income Fund
NET ASSETS:
Paid-in-Capital	$1,653,656
Total distributable earnings (loss) (a)	573,085

Total Net Assets	$2,226,741

Net Assets:
Class A	$150,956
Class C	3,819
Class I	45,728
Class L	53,065
Class R5	14,907
Class R6	1,958,266

Total	$2,226,741

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,022
Class C	263
Class I	3,001
Class L	3,474
Class R5	971
Class R6	128,083

Net Asset Value (b):
Class A — Redemption price per share	$15.06
Class C — Offering price per share (c)	14.53
Class I — Offering and redemption price per share	15.24
Class L — Offering and redemption price per share	15.27
Class R5 — Offering and redemption price per share	15.35
Class R6 — Offering and redemption price per share	15.29
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.89

Cost of investments in non-affiliates	$1,694,206
Cost of investments in affiliates	26,482

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 2.H.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	7

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Realty Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)
Interest income from affiliates	1
Dividend income from non-affiliates	32,985
Dividend income from affiliates	460

Total investment income	33,446

EXPENSES:
Investment advisory fees	8,739
Administration fees	934
Distribution fees:
Class A	188
Class C	13
Service fees:
Class A	188
Class C	4
Class I	61
Class L	26
Class R5	7
Custodian and accounting fees	42
Professional fees	69
Trustees’ and Chief Compliance Officer’s fees	18
Printing and mailing costs	24
Registration and filing fees	44
Transfer agency fees (See Note 2.E.)	29
Other	36

Total expenses	10,422

Less fees waived	(1,494)

Net expenses	8,928

Net investment income (loss)	24,518

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	96,215
Investments in affiliates	2

Net realized gain (loss)	96,217

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	169,856
Investments in affiliates	—	(a)

Change in net unrealized appreciation/depreciation	169,856

Net realized/unrealized gains (losses)	266,073

Change in net assets resulting from operations	$290,591

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

8	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Realty Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,518	$24,240	$53,744
Net realized gain (loss)	96,217	13,200	59,838
Change in net unrealized appreciation/depreciation	169,856	13,620	(9,794)

Change in net assets resulting from operations	290,591	51,060	103,788

DISTRIBUTIONS TO SHAREHOLDERS: (b)
Class A	(778)	(1,622)	(2,878)
Class C	(11)	(31)	(54)
Class I	(289)	(409)	(248)
Class L	(365)	(653)	(1,294)
Class R5	(101)	(149)	(304)
Class R6	(16,629)	(27,046)	(49,917)

Total distributions to shareholders	(18,173)	(29,910)	(54,695)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(550,255)	(112,523)	(21,280)

NET ASSETS:
Change in net assets	(277,837)	(91,373)	27,813
Beginning of period	2,504,578	2,595,951	2,568,138

End of period	$2,226,741	$2,504,578	$2,595,951

(a)	The Fund changed its fiscal year end from August 31st to the last day of February.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 2.H. Prior period balances were as follows:

Year Ended August 31, 2018
Class A
From net investment income	$(2,878)
Class C
From net investment income	(54)
Class I
From net investment income	(248)
Class L
From net investment income	(1,294)
Class R5
From net investment income	(304)
Class R6
From net investment income	(49,917)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Realty Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,698	$21,938	$56,720
Distributions reinvested	777	1,620	2,872
Cost of shares redeemed	(22,777)	(44,413)	(67,968)

Change in net assets resulting from Class A capital transactions	$(12,302)	$(20,855)	$(8,376)

Class C
Proceeds from shares issued	$593	$183	$746
Distributions reinvested	11	31	53
Cost of shares redeemed	(332)	(866)	(3,159)

Change in net assets resulting from Class C capital transactions	$272	$(652)	$(2,360)

Class I
Proceeds from shares issued	$9,393	$31,527	$30,798
Distributions reinvested	289	409	248
Cost of shares redeemed	(21,986)	(6,873)	(6,718)

Change in net assets resulting from Class I capital transactions	$(12,304)	$25,063	$24,328

Class L
Proceeds from shares issued	$1,464	$2,875	$20,101
Distributions reinvested	355	630	1,175
Cost of shares redeemed	(5,366)	(13,290)	(21,640)

Change in net assets resulting from Class L capital transactions	$(3,547)	$(9,785)	$(364)

Class R5
Proceeds from shares issued	$606	$731	$1,618
Distributions reinvested	94	138	285
Cost of shares redeemed	(635)	(835)	(13,464)

Change in net assets resulting from Class R5 capital transactions	$65	$34	$(11,561)

Class R6
Proceeds from shares issued	$40,403	$147,010	$565,512
Distributions reinvested	16,629	27,046	49,759
Cost of shares redeemed	(579,471)	(280,384)	(638,218)

Change in net assets resulting from Class R6 capital transactions	$(522,439)	$(106,328)	$(22,947)

Total change in net assets resulting from capital transactions	$(550,255)	$(112,523)	$(21,280)

(a)	The Fund changed its fiscal year end from August 31st to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

	JPMorgan Realty Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	683	1,729	4,523
Reinvested	56	130	226
Redeemed	(1,598)	(3,468)	(5,337)

Change in Class A Shares	(859)	(1,609)	(588)

Class C
Issued	43	15	61
Reinvested	1	2	4
Redeemed	(24)	(73)	(256)

Change in Class C Shares	20	(56)	(191)

Class I
Issued	658	2,448	2,391
Reinvested	20	32	20
Redeemed	(1,530)	(529)	(530)

Change in Class I Shares	(852)	1,951	1,881

Class L
Issued	101	224	1,556
Reinvested	25	50	92
Redeemed	(371)	(1,017)	(1,669)

Change in Class L Shares	(245)	(743)	(21)

Class R5
Issued	42	55	125
Reinvested	6	11	22
Redeemed	(44)	(66)	(1,013)

Change in Class R5 Shares	4	— (b)	(866)

Class R6
Issued	2,807	11,312	43,375
Reinvested	1,175	2,135	3,865
Redeemed	(39,499)	(21,305)	(49,846)

Change in Class R6 Shares	(35,517)	(7,858)	(2,606)

(a)	The Fund changed its fiscal year end from August 31st to the last day of February.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Realty Income Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$13.48	$0.11		$1.54	$1.65	$(0.07)	$—	$(0.07)
September 1, 2018 through February 28, 2019 (f)	13.38	0.09		0.14	0.23	(0.13)	—	(0.13)
Year Ended August 31, 2018	13.05	0.24		0.31	0.55	(0.22)	—	(0.22)
Year Ended August 31, 2017	14.67	0.19		(0.82)	(0.63)	(0.24)	(0.75)	(0.99)
Year Ended August 31, 2016	12.95	0.20		2.42	2.62	(0.17)	(0.73)	(0.90)
Year Ended August 31, 2015	13.28	0.18		0.03	0.21	(0.20)	(0.34)	(0.54)
Year Ended August 31, 2014	11.26	0.15	(g)	2.37	2.52	(0.19)	(0.31)	(0.50)

Class C
Six Months Ended August 31, 2019 (Unaudited)	13.01	0.07		1.50	1.57	(0.05)	—	(0.05)
September 1, 2018 through February 28, 2019 (f)	12.93	0.06		0.13	0.19	(0.11)	—	(0.11)
Year Ended August 31, 2018	12.61	0.18		0.30	0.48	(0.16)	—	(0.16)
Year Ended August 31, 2017	14.27	0.13		(0.82)	(0.69)	(0.22)	(0.75)	(0.97)
Year Ended August 31, 2016	12.64	0.12		2.36	2.48	(0.12)	(0.73)	(0.85)
Year Ended August 31, 2015	13.00	0.10		0.05	0.15	(0.17)	(0.34)	(0.51)
Year Ended August 31, 2014	11.06	0.10	(g)	2.30	2.40	(0.15)	(0.31)	(0.46)

Class I
Six Months Ended August 31, 2019 (Unaudited)	13.64	0.13		1.56	1.69	(0.09)	—	(0.09)
September 1, 2018 through February 28, 2019 (f)	13.53	0.11		0.15	0.26	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.23	0.28		0.31	0.59	(0.29)	—	(0.29)
March 1, 2017 (h) through August 31, 2017	13.22	0.07		(0.06)	0.01	—	—	—

Class L
Six Months Ended August 31, 2019 (Unaudited)	13.67	0.14		1.56	1.70	(0.10)	—	(0.10)
September 1, 2018 through February 28, 2019 (f)	13.55	0.12		0.15	0.27	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.23	0.30		0.31	0.61	(0.29)	—	(0.29)
Year Ended August 31, 2017	14.82	0.25		(0.83)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.07	0.25		2.44	2.69	(0.21)	(0.73)	(0.94)
Year Ended August 31, 2015	13.37	0.24		0.03	0.27	(0.23)	(0.34)	(0.57)
Year Ended August 31, 2014	11.31	0.22	(g)	2.36	2.58	(0.21)	(0.31)	(0.52)

Class R5
Six Months Ended August 31, 2019 (Unaudited)	13.73	0.14		1.59	1.73	(0.11)	—	(0.11)
September 1, 2018 through February 28, 2019 (f)	13.62	0.13		0.13	0.26	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.30	0.30		0.32	0.62	(0.30)	—	(0.30)
Year Ended August 31, 2017	14.89	0.26		(0.84)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.08	0.24		2.47	2.71	(0.17)	(0.73)	(0.90)
Year Ended August 31, 2015	13.38	0.24		0.04	0.28	(0.24)	(0.34)	(0.58)
Year Ended August 31, 2014	11.32	0.21	(g)	2.37	2.58	(0.21)	(0.31)	(0.52)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	13.68	0.15		1.57	1.72	(0.11)	—	(0.11)
September 1, 2018 through February 28, 2019 (f)	13.56	0.13		0.15	0.28	(0.16)	—	(0.16)
Year Ended August 31, 2018	13.26	0.30		0.31	0.61	(0.31)	—	(0.31)
Year Ended August 31, 2017	14.84	0.26		(0.83)	(0.57)	(0.26)	(0.75)	(1.01)
November 2, 2015 (h) through August 31, 2016	14.55	0.23		0.96	1.19	(0.17)	(0.73)	(0.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The Fund changed its fiscal year end from August 31st to the last day of February.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.06	12.32%	$150,956	1.18%	1.49%		1.32%	40%
13.48	1.83	146,677	1.17	1.50		1.36	50
13.38	4.31	167,082	1.18	1.87		1.36	107
13.05	(3.99)	170,609	1.18	1.46		1.41	116
14.67	21.23	183,703	1.18	1.45		1.47	141
12.95	1.46	172,267	1.18	1.28		1.54	93
13.28	23.30	141,044	1.18	1.24	(g)	1.39	105

14.53	12.06	3,819	1.68	0.97		1.82	40
13.01	1.55	3,165	1.68	1.00		1.87	50
12.93	3.85	3,873	1.68	1.42		1.91	107
12.61	(4.53)	6,180	1.67	1.05		1.96	116
14.27	20.56	10,842	1.68	0.93		1.98	141
12.64	0.98	9,154	1.68	0.76		1.97	93
13.00	22.64	7,941	1.68	0.83	(g)	1.90	105

15.24	12.45	45,728	0.93	1.79		1.05	40
13.64	1.98	52,540	0.92	1.70		1.10	50
13.53	4.63	25,725	0.92	2.21		1.10	107
13.23	0.08	272	0.78	1.11		0.97	116

15.27	12.51	53,065	0.78	1.89		0.90	40
13.67	2.09	50,819	0.78	1.92		0.96	50
13.55	4.74	60,464	0.78	2.29		0.97	107
13.23	(3.62)	59,320	0.78	1.92		0.98	116
14.82	21.64	124,676	0.78	1.84		0.98	141
13.07	1.89	188,818	0.78	1.71		0.97	93
13.37	23.81	258,480	0.78	1.78	(g)	1.00	105

15.35	12.63	14,907	0.73	1.92		0.90	40
13.73	2.03	13,280	0.72	1.94		0.96	50
13.62	4.81	13,167	0.73	2.31		0.95	107
13.30	(3.59)	24,380	0.73	1.93		0.97	116
14.89	21.71	30,288	0.73	1.73		0.91	141
13.08	1.94	1,839,070	0.73	1.74		0.91	93
13.38	23.83	1,393,335	0.73	1.69	(g)	0.94	105

15.29	12.63	1,958,266	0.68	2.01		0.80	40
13.68	2.13	2,238,097	0.67	1.99		0.85	50
13.56	4.79	2,325,640	0.68	2.34		0.85	107
13.26	(3.51)	2,307,377	0.68	1.94		0.86	116
14.84	9.09	1,949,770	0.68	2.00		0.86	141

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Realty Income Fund	Class A, Class C, Class I, Class L, Class R5 and Class R6	Non-Diversified

Class L Shares of the Fund are publicly offered on a limited basis.

The Fund changed its fiscal year end from August 31st to the last day of February.

The investment objective of the Fund is high total investment return through a combination of capital appreciation and current income.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,228,183	$—	$—	$2,228,183

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers into and out of level 3 for the six months ended August 31, 2019.

B. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the six months ended August 31, 2019.

C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

	For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a)(b)	$—	$418,836	$392,356	$2	$—	(c)	$26,482	26,472	$309	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	79,576	105,758	185,334	—	—		—	—	151	—

Total	$79,576	$524,594	$577,690	$2	$—	(c)	$26,482		$460	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.
(c)	Amount rounds to less than one thousand.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R5	Class R6	Total
Transfer agency fees	$16	$—	(a)	$1	$3	$1	$8	$29

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

16	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

H. New Accounting Pronouncements — In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets. Prior to July 1, 2019, the investment advisory fee was accrual daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion and plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. For the period ended February 28, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R5 and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2019, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$1	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R5
0.25%	0.25%	0.25%	0.10%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R5		Class R6
1.18%	1.68%	0.93%	0.78%	0.73	%(1)	0.68%

(1)	The expense limitation percentage for Class R5 Shares in the table above is in place until at least December 31, 2019.

Except as noted above, the expense limitation agreement was in effect for the six months ended August 31, 2019 and is in place until at least June 30, 2020.

For the six months ended August 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$863	$574	$23	$1,460

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of these waivers/reimbursements resulting from investments in the money market fund for the six months ended August 31, 2019 was approximately $34,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$953,363	$1,430,230

During the six months ended August 31, 2019, there were no purchases or sales of U.S. Government securities.

18	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,720,688	$525,771	$18,276	$507,495

As of February 28, 2019, the Fund had the following net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward
Short-Term	Long-Term
$14,538	$—

During the period ended February 28, 2019, the Fund utilized capital loss carryforwards as follows (amounts in thousands):

Capital Loss Utilized
Short-Term	Long-Term
$241	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended August 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders for J.P Morgan Funds and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

As of August 31, 2019, JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate approximately 84.2% of the net assets of the Fund.

As of August 31, 2019, the Fund had four individual shareholders and/or affiliated omnibus accounts which owned 51.3% of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

Because the Fund may invest a significant portion of its assets in real estate investment trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of its underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Fund may invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

20	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Realty Income Fund
Class A
Actual	$1,000.00	$1,123.20	$6.30	1.18%
Hypothetical	1,000.00	1,019.20	5.99	1.18
Class C
Actual	1,000.00	1,120.60	8.96	1.68
Hypothetical	1,000.00	1,016.69	8.52	1.68
Class I
Actual	1,000.00	1,124.50	4.97	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class L
Actual	1,000.00	1,125.10	4.17	0.78
Hypothetical	1,000.00	1,021.22	3.96	0.78
Class R5
Actual	1,000.00	1,126.30	3.90	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73
Class R6
Actual	1,000.00	1,126.30	3.63	0.68
Hypothetical	1,000.00	1,021.72	3.46	0.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser , including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.

Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

22	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered whether the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Fund’s website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders, and that, if the Fund had achieved scale and no longer had Fee Caps in place for some or all of its classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services

AUGUST 31, 2019	UNDISCOVERED MANAGERS FUNDS	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fifth quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the fourth, fifth, and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class L shares was in the fourth, fifth, and fourth quintiles based upon both the Peer Group and Universe for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class R6 shares was in the fourth quintile based upon the Peer Group for the one- and three-year periods ended December 31, 2018, and in the fourth and fifth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances. They requested, however, that the Fund’s adviser provide additional performance information to be reviewed with members of the Board’s equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and the administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that, the Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class L shares and Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class L shares and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

24	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-RI-819

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 4, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
November 4, 2019